1
CONSULTING

AGREEMENT

This Consulting Agreement (“ Agreement
”) is entered into by

and between Lesaka Technologies,

Inc., a Florida corporation
(“ Company ”), and Chris Meyer (“ Consultant
”) effective as March 1, 2024

(the “
Effective Date
”).

WHEREAS, the Company wishes to engage Consultant on a consulting basis for a limited period of time.
1.
Retention of Services.

Effective March 1,

2024, the Company shall

retain Consultant, and Consultant

agrees to be
retained by the Company on a consulting basis to consult with the Company on such matters as the Company may reasonably request from time to time, including, but not limited to, the

transition of Ali Mazanderani to the role of Executive Chairman,

M&A and post-
merger integration, and financial and personnel matters (the “ Services ”) until Services are terminated in accordance with Section 1(h)
hereof.

It is

expected that

Consultant will

be available

to provide

Services for

at least

twenty percent

(20%) of

his business

time.

Consultant shall

report to

the Executive

Chairman of the

Board of Directors

(the “Board”)

or his designee.

For purposes of

clarity,
Consultant

shall

act

in

an

advisory

role

only

and

shall

not be

authorized

to act

on

behalf of

the

Company

or

otherwise

direct

the
business of the Company without the approval of the Executive Chairman or his designee.
(a)
Consulting

Fees.

The

Consultant

shall

receive

a

consulting

fee

in

the

amount

of

$11,333

per

month,

plus

any
applicable value-added tax (VAT),

prorated for a partial month (“
Consulting Fee
”), and paid in monthly instalments in arrears

on the
last business

day of

the month

following the

month in

which the

Services were

rendered.

Upon the

termination of

this Agreement,
Consultant shall be entitled to receive all unpaid Consulting Fees accrued up to the date of termination.
(b)
Independent

Contractor

Relationship.

During

the

time

that

the

Consultant

provides

Services,

the

Consultant’s
relationship with

the Company will

be that of

an independent contractor,

and nothing in

this Agreement is

intended to, or

should be
construed

to, create

a partnership,

agency,

joint venture

or employment

relationship.

Consultant

will not

be entitled

to any

of the
benefits

that the

Company

may make

available to

its employees,

including, but

not limited

to, group

health, life

insurance,

profit-
sharing or retirement benefits, paid vacation,

holidays or sick leave.

Consultant will be solely responsible for

obtaining any business
or similar licenses required by any governmental authority for him to perform the Services.

Consultant will be solely responsible for,
and will file on a timely basis, all tax returns and payments required to be filed with, or made to, any tax authority

with respect to the
Services and receipt of compensation under this Agreement.
This Agreement constitutes a

contract for the

provision of services

and not a

contract of employment.

As such, the

Consultant
shall bear

exclusive responsibility

for the

payment of

any National

Insurance,

income tax

and any

other form

of taxation

or social
security cost (“ Taxation
”) in respect of payments made to him

under this Agreement including the

payment of Taxation.

Consultant
shall indemnify the Company against any liability, loss, damage, cost, claim or expense for the employee portion of any such loss that the

Company

suffers

or

incurs

as

a

result

of

any

claims

against

the

Company

arising

out

of

the

Consultant

being

found

to

be

an
employee of

the Company

(including, without

limitation, any

claims against

the Company

for any Taxation

and other contributions
required by law to be paid by employees in respect of any Consulting Fees made to the Consultant under this Agreement).
Without prejudice

to the indemnity in

this Section 1(b), if,

for any reason, the

Company shall become liable

to pay,

or shall
pay,

any Taxation

or other

payments as

referred to

in this

Section 1(b), the

Company shall

be entitled

to deduct

from any

amounts
payable to the Consultant hereunder

all amounts so paid or required

to be paid by the Company

and, to the extent that any amount

of
taxes paid or required to

be paid by the

Consultant shall exceed the amounts

payable by the Company to

the Consultant, the Consultant
shall indemnify the Company in respect of such liability and shall, upon demand,

forthwith reimburse the Company such excess.
(c)
Method

of

Performing

Services.

In

accordance

with

the

Company’s

objectives,

Consultant

will

determine

the
method, details and

means of performing

the Services within

the parameters established

by the Company.

The Company shall

have
no right to,

and shall not,

control the manner

or determine the

method of performing

the Services.

Consultant shall provide

the Services
to the reasonable satisfaction of the Company and in compliance with all applicable laws.

(d)
Workplace, Hours and Instrumentalities.

Consultant may perform

the Services

at any place

or location as

determined
by Consultant.

Consultant shall also determine the days and times for performing the Services; provided, in no event shall Consultant be

required

to

provide

Services

in

excess

of

96

hours

per

month.

Consultant

agrees

to

provide

all

equipment,

supplies

and
instrumentalities, if

any,

required to

perform the

Services.

Consultant shall

be reimbursed

by the

Company for

travel expenses

and
any

other

expenses

incurred

for

the

sole

purpose

of

providing

the

Services

consistent

with

the

budget

approved

by

the

Company
provided such expenses have

been (a) documented by Consultant

in accordance with the Company’s

policies and applicable law and
(b)

all

expenses

have

been

specifically

approved

in

advance

in

writing

by

an

authorized

officer

of

the

Company.

In

all

events,
acceptable documentation of

expenses must

be submitted to

the Company no

later than

sixty (60)

days following the

date such expenses
were incurred, and the Company shall reimburse Consultant within thirty

(30) days following receipt of such documented expenses.
(e)
Ownership and Return of Company

Property.

All materials (including, without limitation,

documents, technology,
research, reports, drawings, models, apparatus, designs, lists, all other tangible media of expression), equipment, documents, data, and
other property furnished

to Consultant by

the Company or

made by Consultant

in the

performance of the

Services under this

Agreement
(collectively, the “ Company Property
”) are the sole and exclusive property of the Company.

Upon termination of this Agreement, or
at

any

time

upon

the

Company’s

request,

Consultant

shall

destroy

or

deliver

to

the

Company,

at

the

Company’s

option:

(a) all
Exhibit 10.47

Company Property

and (b) all

tangible media

of expression

in Consultant’s

possession or

control which

incorporate or

contain any
Confidential Information (as defined herein).
(f)
Observance

of

Company

Rules.

At

all

times

while

on

the

Company’s

premises,

Consultant

will

observe

the
Company’s rules and regulations

with respect to conduct, health and safety and protection of persons and property.
(g)
Non-Exclusivity; No Conflict of Interest.

This Agreement is not exclusive for

either party; provided that Consultant
shall not perform work or accept an obligation inconsistent or incompatible with Consultant’s obligations, or the scope of the Services rendered for Company under this Agreement.
(h)
Termination.

This Agreement shall extend until January 31, 2025, subject to earlier termination as follows:
i.
Termination by Company.

Company may terminate this Agreement

at any time, with

termination effective
ninety (90) days after Company’s

delivery to Consultant of written notice of termination.

ii.
Termination

by Consultant.

Consultant may terminate

this Agreement at any

time, with such termination
effective ninety (90) days after Consultant’s

delivery to Company of written notice of termination.

In such case, no further payments
under this Agreement

shall be made to

Consultant by the Company

other than Consulting Fees

accrued through the

termination date
and reimbursement for any expenses incurred by Consultant through the termination date.
iii.
Termination

for Material Breach.

Either party may terminate this Agreement

at any time in the event that
the other party is in material breach of any material provision of this Agreement and fails to cure such breach within fifteen (15) days
following receipt

of written

notice from

the non-breaching

party of

such breach,

with such

termination to

be effective

immediately
upon written notice to the breaching party. In such case, no further payments under this Agreement shall be made to Consultant by the
Company other than

Consulting Fees accrued

through the termination

date and reimbursement

for any expenses

incurred by Consultant
through the termination

date.

For avoidance of

doubt, a material breach

by Consultant shall include

failure to time provide

Services
to the Company’s reasonable

satisfaction.
2.
Indemnification.

Consultant does

not have

a right

to indemnification

with respect

to the

services provided

under
this

Agreement

under

Company’s

articles

of

incorporation,

bylaws

or

any

insurance

policy;

provided

however,

nothing

in

this
Agreement

shall

supersede

or

otherwise

impair

Mr.

Meyer’s

rights

to

indemnification

for

services

provided

as

a

member

of

the
Company’s Board.
3. Publicity; Non-disparagement.
(a)
Except as

required by

applicable law,

neither party

will issue,

absent prior

written consent

of the

other party,

any
press release

or make

any public

announcement with

respect to

this Agreement

or the

consulting relationship

between them,

or the
ending of such relationship (except as required by applicable securities laws or exchange requirements).
(b)
To

the extent permitted

by law,

from and

after the Effective

Date, Consultant

shall not, in

public or private,

make
any false,

disparaging, derogatory

or defamatory

statements to

any person

or entity,

including, but

not limited

to, any

media outlet,
industry group, financial institution or current or former

employee, current or future Board member,

consultant, client or customer of
the Company,

regarding the Company

or the Company’s

business affairs,

business prospects,

or financial

condition.

In turn, and

to
the extent permitted

by law,

from and after

the Effective

Date, the Company

shall not,

and shall cause

its senior management

team,
Board

members

and

other

Company

Parties

not

to,

in

public

or

private,

make

any

false,

disparaging,

derogatory

or

defamatory
statements about Consultant to

any person or entity, including, but

not limited to, any

media outlet, industry group,

financial institution
or current or former employee, Board member, consultant, client or customer of the Company.

Notwithstanding the foregoing, it shall
not be

a breach

of this

provision, or

of this

Agreement, for

any person

to provide

testimony or

make any

statement (i)

to any

court,
government agency or

law enforcement authority

when required to do

so by subpoena, court

order, law or

administrative regulation,
(ii) to

any securities

regulator or

stock exchange

or market

when required

to do

so by

subpoena, court

order,

law or

administrative
regulation,

if

in

either

of

the

foregoing

cases,

he

or

she

reasonably

believes

such

testimony

or

statement

to

be

truthful,

even

if
disparaging or derogatory; or (iii) as reasonably necessary in any legal action to enforce the terms of this Agreement.
4. General Provisions.
a.
Successors and Assigns.

The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company.

Consultant shall not be entitled to assign any of his rights or obligations under this Agreement.
b.
Waiver.

Either party’s

failure to

enforce any

provision of

this Agreement

shall not

in any

way be

construed as

a
waiver of any such provision, or prevent that party thereafter from enforcing each and every other provision of this Agreement.
c.
Modification; Severability.

In the event any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to allow enforceability of the provision as so
limited,

it being

intended

that the

parties shall

receive

the benefit

contemplated

herein to

the fullest

extent

permitted by

law.

If a

deemed modification

is not satisfactory

in the judgment

of such court,

the unenforceable provision

shall be deemed

deleted, and the
validity and enforceability of the remaining provisions shall not be affected thereby.
d.
Governing Law.

This Agreement

will be

governed by

and construed

in accordance

with the

laws of

the State

of
New York.

Each party consents to the jurisdiction and venue of the state or federal courts in the State of New York,

as applicable, in
any action, suit, or proceeding arising out of or relating to this Agreement.
e.
Notices.

All notices, requests, demands, and other communications under this Agreement shall be in writing signed by or on behalf of the party making the

same and shall be deemed to have been duly given

when delivered in person, or

by email with
receipt confirmed

addressed to

the other

party as

set forth

on the

signature pages

hereof.

Either party

may change

the designated
person or address to which notices are to be sent by giving written notice to the other party in the manner set forth herein.
f.
Counterparts.

This

Agreement

may

be

executed

in

counterparts

and

by

facsimile

or

electronic

mail,

and

each
counterpart and facsimile or

electronic transmission shall have

the same force and

effect as an original

and shall constitute an

effective,
binding agreement

on the part

of each

of the undersigned.

For all

purposes, a

facsimile copy

or electronic

copy of

this Agreement,
including the signature pages hereto, shall be deemed an original.
g.
Entire

Agreement.

This

Agreement

constitutes

the

entire

agreement

between

the

parties

relating

to

this

subject
matter and

supersedes all

prior or

simultaneous representations,

discussions, negotiations,

and agreements,

whether written

or oral;
provided,

however,

that this provision

is not intended

to abrogate

any other

written agreement

between the

parties executed

with or
after this Agreement.

This Agreement may be amended or modified only with the written consent of the Company and Consultant.
[SIGNATURE

PAGE

FOLLOWS]

NOW, THEREFORE,

is agreed by and between the undersigned as follows:
THE PARTIES

TO THIS AGREEMENT HAVE

READ THE FOREGOING AGREEMENT AND FULLY

UNDERSTAND

EACH
AND EVERY

PROVISION

CONTAINED

HEREIN.

WHEREFORE, THE

PARTIES

HAVE

EXECUTED THIS

AGREEMENT
ON THE DATES

SHOWN BELOW TO BE EFFECTIVE AS OF THE EFFECTIVE DATE.
Lesaka Technologies,

Inc.
Dated:

March 1, 2024

/s/ Naeem E. Kola
Naeem E. Kola
Notice Address: naeem.kola@lesakatech.com
Lesaka Technologies,

Inc.
President Place, 4th floor
Cnr. Jan Smuts Avenue

and Bolton Road
Rosebank, Johannesburg
South Africa
Attention: Naeem E. Kola
Dated:

March 1, 2024
/s/ Chris Meyer
Chris Meyer
Notice Address: XXX